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                                                              EXHIBIT NO. 23.1



                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

WE CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT ON FORM S-8 OF OUR REPORT DATED NOVEMBER 27, 2001, WHICH APPEARS IN THE ANNUAL REPORT ON FORM 10-KSB FOR IEXALT, INC. FOR THE YEAR ENDED AUGUST 31, 2001, AND TO ALL REFERENCES TO OUR FIRM INCLUDED IN THIS REGISTRATION STATEMENT.


                                    /S/ HARPER & PEARSON COMPANY
                                        HARPER & PEARSON COMPANY

HOUSTON, TEXAS
JUNE 7, 2002